Exhibit 10.1

LOAN AND SECURITY AGREEMENT

Between

SUMMIT FINANCIAL RESOURCES, L.P.

Lender

and

SIELOX, LLC

Borrower

Effective Date: August 17, 2009

LOAN AND SECURITY AGREEMENT

This Loan and Security Agreement is made and entered into by and between Summit Financial Resources, L.P., and Sielox, LLC.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Definitions

1.1

Definitions

Terms defined in the singular shall have the same meaning when used in the plural and vice versa.  As used herein, the term:

“Accounts” shall have the meaning set forth in the definition of Collateral.

“Account Advance” means an advance of the Loan made under the Accounts Receivable Note.

“Account Debtor” means any person or entity obligated for payment of an Account.

“Accounting Standards” means (i) in the case of financial statements and reports, conformity with generally accepted accounting principles and fully and fairly representing the financial condition as of the date thereof and the results of operations for the period or periods covered thereby, consistent with other financial statements of that company previously delivered to Lender, and (ii) in the case of calculations, definitions, and covenants, generally accepted accounting principles consistent with those used in the preparation of financial statements of Borrower previously delivered to Lender.

“Accounts Receivable Note” means the Promissory Note (Accounts Receivable Financing) to be executed by Borrower pursuant to Section 2.3 Promissory Notes in the form of Exhibit A hereto, which is incorporated herein by reference, and any and all renewals, extensions, modifications, and replacements thereof.

“Banking Business Day” means any day not a Saturday, Sunday, legal holiday in the State of Utah, or day on which national banks in the State of Utah are authorized to close.

“Borrower” means Sielox, LLC, a limited liability company organized and existing under the laws of the State of Delaware, its successors, and, if permitted, assigns.

“Collateral” means the following personal property of Borrower, wherever located, now owned or existing or hereafter acquired or created, all additions and accessions thereto, all replacements, insurance or condemnation proceeds, all documents covering any of the Collateral, all leases of any of the Collateral, all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of any of the Collateral or any interest therein, all amendments, modifications, renewals, extensions, and replacements thereof, and all products and proceeds thereof: (a) all inventory (the “Inventory”); (b) all accounts (the “Accounts”); (c) all equipment, goods and motor vehicles (collectively, the “Equipment”); (d) all general intangibles, including any and all patents, trademarks and copyrights (registered or unregistered), trade secrets, domain names and addresses, and intellectual property licenses; (e) any and all promissory notes and instruments payable to or owing to Borrower or held by Borrower; any and all leases under which Borrower is the lessor; any and all chattel paper in favor of, owing to, or held by Borrower, including, without limitation, any and all conditional sale contracts or other sale agreements, whether Borrower is the original party or the assignee; and any and all security agreements, collateral and titles to motor vehicles which secure any of the foregoing obligations; all deposit accounts, including without limitation, all interest, dividends or distributions accrued or to accrue thereon, whether or not due; all investment property, including all interest, dividends or distributions accrued or to accrue thereon, whether or not due, all documents; all letter-of-credit rights; and all supporting obligations (collectively, the “Financial Obligations”); and (f) all balances, deposits, debts or any other amounts or obligations of Lender owing to Borrower, including, without limitation, any Reserve, whether or not due.

“Default Rate” means the default interest rate provided in the Promissory Notes.

“Effective Date” shall mean the date the parties intend this Loan and Security Agreement to become binding and enforceable, which is the date stated at the conclusion of this Loan and Security Agreement.

“Eligible Account” means an Account of Borrower which meets the following specifications at the time it is created and at all times thereafter until collected in full:

a.

The Account meets all applicable representations and warranties concerning the Collateral set forth in Section 3.3 Representations and Warranties Concerning Collateral and Section 3.4 Covenants Concerning Collateral.

b.

The Account is due and payable not more than sixty (60) days from the date of the invoice evidencing the Account and the Account is not more than ninety (90) days past the date of the invoice evidencing the Account; except that Lender shall consider up to a maximum aggregate amount of one hundred thousand dollars ($100,000) of Accounts that are more than ninety (90) days but less than one hundred twenty (120) days from the date of the invoice evidencing such Accounts as Eligible Accounts.

c.

The Account is a bona fide obligation of the Account Debtor for the amount identified on the records of Borrower and there have been no payments, deductions, credits, payment terms, or other modifications or reductions in the amount owing on such Account except as reported to Lender prior to Lender making any advance based upon the Account.

d.

To Borrower’s knowledge, there are no defenses or setoffs to payment of the Account which can be asserted by way of defense or counterclaim against Borrower or Lender and the Account will be timely paid in full by the Account Debtor.

e.

Performance of all services giving rise to the Account has been completed and all goods giving rise to the Account have been delivered.

f.

All services performed and goods sold which give rise to the Account have been rendered or sold in compliance with all applicable laws, ordinances, rules and regulations and were performed or sold in the ordinary course of Borrower’s business.

g.

There have been no extensions, modifications, or other agreements relating to payment of the Account except as otherwise shown on the records of Borrower and disclosed to Lender prior to Lender making any advance based upon the Account.

h.

The Account Debtor is located or authorized to do business within the United States and maintains an office and transacts business in the United States of America or the Account is backed by a letter of credit or credit insurance in a form and issued by a bank or insurer, as the case may be, acceptable to Lender.

i.

No proceeding has been commenced or petition filed under any bankruptcy or insolvency law by or against the Account Debtor; no receiver, trustee or custodian has been appointed for any part of the property of the Account Debtor; and no property of the Account Debtor has been assigned for the benefit of creditors.

j.

Neither the Account, nor any invoice, credit application, bill, billing memorandum, correspondence, or any other document relating to an Account, contracts for or charges any interest or any other charge in excess of the maximum non-usurious rate allowed pursuant to applicable law.

k.

If twenty-five percent (25%) or more of the Accounts owing to Borrower by any particular Account Debtor do not qualify as Eligible Accounts, all Accounts owing by such Account Debtor shall not be Eligible Accounts.

l.

The Account is not owing by an Account Debtor for whom the terms of sale by Borrower are cash on delivery (“COD”) or considered a cash sale.

m.

The Borrower does not owe an account payable to the Account Debtor which could be set off against the Account.

n.

If the total of all outstanding Accounts owing by any single Account Debtor equals sixty percent (60%) or more of the total outstanding current Accounts owing to Borrower, the amount of Accounts owing by that Account Debtor which equal or exceed this sixty percent (60%) requirement shall not be Eligible Accounts unless Lender has received satisfactory credit information concerning the Account Debtor and Lender has agreed in writing to accept the amount in excess of this requirement as Eligible Accounts.

o.

If the Account is subject to any type of retainage, only the non-retainage portion of the Account shall be an Eligible Account.

p.

The Account is not owing with respect to any job which is bonded.

q.

The Account does not arise from goods placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

r.

The Account is not owing by an employee, officer, or director of Borrower.

s.

The Account is not owing by a parent, subsidiary, sister company, or other company related to or an affiliate of Borrower.

t.

The Account is not owing by the United States government or any agency, department, or division thereof, except as otherwise agreed.

u.

The Account has not been deemed by Lender to be unacceptable.

v.

The Account is not owing by Simplex Time Recorder Company, Sielox Security Systems, Security Group, PM-B Pte Ldt, EAS Systems, or any other Account Debtor deemed by Lender to be unacceptable.

“Eligible Inventory” means Inventory which is finished goods or raw materials that can be readily marketed for sale without further processing and which is subject to no security interest, lien, or encumbrance of any nature whatsoever with priority over the security interest created by the Loan Documents, except any liens for current taxes and assessments which are not delinquent, but excluding Inventory which, in the sole discretion of Lender, is damaged, out-dated, obsolete, or otherwise unacceptable to Lender.

“Event of Default” shall have the meaning set forth in Section 7.1 Events of Default.

“Equipment” shall have the meaning set forth in the definition of Collateral.

“Inventory” shall have the meaning set for in the definition of Collateral.

“Inventory Advance” means an advance of the Loan made under the Inventory Note.

“Inventory Note” means the Promissory Note (Inventory Financing) to be executed by Borrower pursuant to Section 2.3 Promissory Notes in the form of Exhibit B hereto, which is incorporated herein by reference, and any and all renewals, extensions, modifications, and replacements thereof.

“Lender” means Summit Financial Resources, L.P., a Hawaii limited partnership, its successors, and assigns.

“Liquidation Costs” means the reasonable costs and out of pocket expenses incurred by Lender in obtaining possession of any Collateral, in storage and preparation for sale, lease or other disposition of any Collateral, in the sale, lease, or other disposition of any or all of the Collateral, and/or otherwise incurred in foreclosing on any of the Collateral, including, without limitation, (a) reasonable attorneys fees and legal expenses, (b) transportation and storage costs, (c) advertising costs, (d) sale commissions, (e) sales tax and license fees, (f) costs for improving or repairing any of the Collateral, and (g) costs for preservation and protection of any of the Collateral.

“Loan” means the loan to be made pursuant to Section 2 Loan Description.

“Loan and Security Agreement” means this agreement, together with any exhibits, amendments, addendums, and modifications.

“Loan Documents” means the Loan and Security Agreement, Promissory Notes, Security Documents, all other agreements and documents contemplated by any of the aforesaid documents, and all amendments, modifications, addendums, and replacements, whether presently existing or created in the future.

“Lock Box” means that certain Lock Box owned by Lender, located at 22397 Network Place, Chicago, Illinois 60673-1123.

“Material Adverse Effect” means a material adverse effect on Borrower’s financial condition, conduct of its business, or ability to perform its obligations under the Loan Documents.

“Organizational Documents” means, in the case of a corporation, its Articles of Incorporation and By-Laws; in the case of a general partnership, its Articles of Partnership; in the case of a limited partnership, its Articles of Limited Partnership; in the case of a limited liability company, its Articles of Organization and Operating Agreement or Regulations, if any; in the case of a limited liability partnership, its Articles of Limited Liability Partnership; and all amendments, modifications, and changes to any of the foregoing which are currently in effect.

“Permitted Encumbrances” means liens for taxes and assessments not yet due and payable or, if due and payable, those being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained, security interests and liens created by the Loan Documents, and security interests and liens authorized in writing by Lender.

“Promissory Notes” means, individually and collectively, as the context requires, the Accounts Receivable Note and the Inventory Note.

“Reserve” means the amount available for disbursement under the Promissory Notes based upon the records and reports submitted to Lender by Borrower, which has not been disbursed.  Disbursement of any such amount shall be subject to all terms and conditions of this Loan and Security Agreement.

“Security Documents” means all security agreements, including this Loan and Security Agreement, assignments, pledges, financing statements, and other documents which create or evidence any security interest, assignment, lien or other encumbrance in favor of Lender to secure any or all of the obligations created or contemplated by any of the Loan Documents, and all amendments, modifications, addendums, and replacements, whether presently existing or created in the future.

“Uniform Commercial Code” means the Uniform Commercial Code as adopted now or in the future in the State of Utah.

2.

Loan Description

2.1

Amount of Loan

Upon fulfillment of all conditions precedent set forth in this Loan and Security Agreement, and so long as no Event of Default exists, and no other breach has occurred under the Loan Documents, Lender agrees to loan Borrower the sum of one million five hundred thousand dollars ($1,500,00.00).

2.2

Nature and Duration of Loan

The Loan shall be a revolving loan payable in full upon the date and upon the terms and conditions provided in the Promissory Notes.  Lender and Borrower intend the Loan to be in the nature of a line of credit under which Borrower may repeatedly draw funds on a revolving basis in accordance with the terms and conditions of this Loan and Security Agreement and the Promissory Notes.  The right of Borrower to draw funds and the obligation of Lender to advance funds shall not accrue until all of the conditions set forth in Section 4 Conditions to Loan Disbursements have been fully satisfied, and shall terminate:  (i) upon occurrence of an Event of Default or (ii) upon maturity of the Promissory Notes, unless the Promissory Notes are renewed or extended by Lender in which case such termination shall occur upon the maturity of the final renewal or extension of the Promissory Notes.  Upon such termination, any and all amounts owing to Lender pursuant to the Promissory Notes and this Loan and Security Agreement shall thereupon be due and payable in full.

2.3

Promissory Notes

The Loan shall be evidenced by the Promissory Notes.  The Promissory Notes shall be executed and delivered to Lender upon execution and delivery of this Loan and Security Agreement.

For all purposes, including the calculation of interest owing, Payments delivered to the Lock Box, bank, or other agent on behalf of Lender shall be deemed received two (2) Banking Business Days after the date of receipt of advice by Lender from the bank or agent that the payments received have been credited to the account of Lender.

2.4

Limitations on Advances

a.

Account Advances.  Notwithstanding anything to the contrary in the Loan Documents, no Account Advances shall be made if, after making the requested Account Advance, the total, principal amount of all Account Advances outstanding will exceed:

i.

eighty-five percent (85%) of the outstanding Eligible Accounts;

ii.

one million five hundred thousand dollars ($1,500,000.00); or

iii.

together with the aggregate amount of all outstanding Inventory Advances, one million five hundred thousand dollars ($1,500,000.00).

Borrower will at all times maintain Eligible Accounts so that the total, aggregate, principal amount of all Account Advances at any time outstanding and unpaid shall be in compliance with this formula.  If at any time the total, aggregate, principal amount of all Account Advances outstanding and unpaid exceeds the amount allowable under this formula, Borrower shall immediately make payment to Lender in a sufficient amount to bring the amount of such advances back into compliance, and if such payment is not immediately made, interest shall accrue on such amount at the Default Rate, regardless of whether Lender waives the Event of Default caused by such non-payment.

b.

Inventory Advances.  Notwithstanding anything to the contrary in the Loan Documents, no Inventory Advances shall be made if, after making the requested Inventory Advance, the total principal amount of all Inventory Advances outstanding will exceed:

i.

fifty percent (50%) of the cost of Eligible Inventory (as determined by Lender in its sole discretion);

ii.

fifty percent (50%) of the amount of outstanding Eligible Accounts;

iii.

five hundred thousand dollars ($500,000.00); or

iv.

together with the aggregate amount of all outstanding Account Advances, one million five hundred thousand dollars ($1,500,000.00).

Borrower will maintain at all times Eligible Inventory so that the total, aggregate, principal amount of all Inventory Advances at any time outstanding and unpaid shall be incompliance with this formula.  If at any time the total aggregate principal amount of all Inventory Advances outstanding and unpaid exceeds the amount allowable under this formula, Borrower shall immediately make payment to Lender in a sufficient amount to bring the amount of such advances back into compliance, and if such payment is not immediately made, interest shall accrue on such amount at the Default Rate, regardless of whether Lender waives the Event of Default caused by such non-payment.

2.5

Notice and Manner of Borrowing

Requests by Borrower for advances on the Promissory Notes shall be given in writing or orally no later than one (1) Banking Business Day prior to the date on which the advance is to be made.

Each request for an advance shall be accompanied by such reports and information as requested by Lender, in the form requested by Lender, including an itemization of outstanding Eligible Accounts, details and information concerning outstanding Eligible Accounts, and an updated report on collections on Eligible Accounts.

2.6

Administration Fees

a.

Accounts Receivable Note.  Borrower shall pay Lender a monthly administration fee in an amount equal to one and one-tenths percent (1.1%) of the average outstanding daily principal balance on the Accounts Receivable Note each month.  The administration fee shall be payable monthly in arrears.  Lender is authorized to disburse a sufficient amount of the funds pursuant to the Accounts Receivable Note each month to pay this administration fee.

b.

Inventory Note.  Borrower shall pay Lender a monthly administration fee in an amount equal to one and one-tenths percent (1.1%) of the average outstanding daily principal balance on the Inventory Note each month.  The administration fee shall be payable monthly in arrears.  Lender is authorized to disburse a sufficient amount of the funds pursuant to the Inventory Note each month to pay this administration fee.

The administration fees are not intended to be and shall not be construed to be interest.

2.7

Origination Fee

Borrower shall pay Lender an origination fee in an amount equal to one percent (1%) of the face amount of the Accounts Receivable Note.  No portion of such fee shall be refunded in the event of early termination of this Loan and Security Agreement or any termination or reduction of the right of Borrower to request advances under this Loan and Security Agreement.  Lender is authorized and directed, upon execution of this Loan and Security Agreement and fulfillment of all conditions precedent hereunder, to disburse a sufficient amount of the Loan proceeds to pay the origination fee in full.

2.8

Annual Facility Fee

On each anniversary of the Effective Date, so long as the Loan has not been terminated, Borrower shall pay Lender an annual facility fee in an amount equal to one percent (1%) of the face amount of the Accounts Receivable Note.  No portion of such fee shall be refunded in the event of early termination of this Loan and Security Agreement or any termination or reduction of the right of Borrower to request advances under this Loan and Security Agreement.  Lender is authorized and directed to disburse a sufficient amount of the Loan proceeds to pay each annual facility fee in full.

2.9

Early Termination Fee

If Borrower elects to terminate the Loan at any time prior to the maturity of the Promissory Notes, Borrower shall provide at least ninety (90) days written notice of intent to terminate.  Upon such termination, or if an Event of Default accelerates payment of the Loan, Borrower shall pay Lender an early termination fee equal to one percent (1%) of the face amount of the Accounts Receivable Note; provided, however, that in the event Borrower obtains financing provided by BBVA Compass to replace the Loan, Lender shall waive the foregoing early termination fee so long as Borrower provides Lender at least sixty (60) days written notice of its intent to replace this financing with financing provided by BBVA Compass, which notice shall itemize the material financial terms of the proposed financing from BBVA Compass.  In the event Borrower provides Lender written notice of its intent to replace the Loan with financing provided by BBVA Compass, Lender may, within thirty (30) days of receipt of such notice, provide written notice to Borrower that Lender will match the material terms of the proposed financing from BBVA Compass whereupon Lender and Borrower shall amend the Loan Documents to match the material financial terms of the proposed financing from BBVA Compass and the Loan Documents shall remain in force and no early termination fee shall be due to Lender.

2.10

Excess Interest

It is the intent of the parties to comply with any usury law applicable to the Loan and to all amounts owing pursuant to the Loan Documents and it is understood and agreed that in no event and upon no contingency shall Borrower or any guarantor be required to pay interest in excess of the rate allowed by any laws of any state which are determined to be applicable and governing.  The intention of the parties being to conform strictly to any applicable usury laws, the Loan Documents shall be held to be subject to reduction to the amount allowed under any applicable and governing usury laws as now or hereafter construed by the courts having jurisdiction.  In the event Lender receives any interest under the Loan Documents in excess of any highest permissible rate under any applicable and governing law, such excess interest (including simple interest thereon at the interest rate at the highest permissible rate which is applicable and governing) shall be promptly applied to any unpaid principal balance owed by Borrower.  To the extent such excess interest is greater than the unpaid principal balance, Lender shall promptly remit such overage to Borrower.

3.

Security for Loan

3.1

Grant of Security Interest

Borrower hereby grants Lender a security interest in the Collateral.  Borrower and Lender acknowledge their mutual intent that all security interests contemplated herein are given as a contemporaneous exchange for new value to Borrower, regardless of when advances to Borrower are actually made or when the Collateral is created or acquired.

The Collateral shall secure all of Borrower’s present and future debts, obligations, and liabilities of whatever nature, and without any limitation whatsoever, to Lender, including, without limitation, (a) the Loan, (b) the Promissory Notes, (c) all obligations of Borrower under the Loan Documents, (d) all advances of the same kind and quality relating to this transaction, and (e) transactions in which the documents evidencing the indebtedness refer to this grant of security interest as providing security thereof.

Borrower’s obligations under this Loan and Security Agreement may also be secured by other collateral as may be evidenced by other documentation if signed by Borrower apart from this Loan and Security Agreement.

3.2

Collection of Accounts

a.

Unless directed otherwise in writing by Lender, Borrower shall promptly mail an invoice to each Account Debtor on each Account, which invoice shall be stamped or printed with a notice, in a form acceptable to Lender, stating that the Account is payable to Lender and providing payment instructions.  Except as agreed otherwise in writing by Lender, Lender shall have the exclusive right to collect and to receive all payments on all Accounts.  Borrower shall not otherwise bill for, submit any invoice, or otherwise attempt to collect any Account, except as authorized in writing by Lender or as otherwise expressly authorized in this Section 3.2 Collection of Accounts.  Lender is authorized to notify Account Debtors of the assignment of Borrower's Accounts and to direct Account Debtors to make all payments on Accounts directly to Lender.

b.

Borrower authorizes Lender to contact Account Debtors concerning verification and payment of Accounts.

c.

Upon inquiry from a customer or upon request of Lender, Borrower shall notify the customer to make payment directly the Lock Box and shall advise the customer of the assignment of payment to Lender.

d.

Except as otherwise expressly set forth in this Section 3.2 Collection of Accounts, all collections of Accounts shall be handled by Lender.  Collection of Accounts in a commercially reasonable manner does not require, and Lender is not obligated, to commence any legal action, including the sending of an attorney's demand letter, to collect any Account.  Borrower acknowledges and agrees that Lender is not a collection agency and will not provide debt collection services for Borrower's Accounts.  If any Account is not timely paid, Lender may, but is not obligated to, engage a collection agency, attorney or other service provider to collect the Accounts.  All commissions, fees and charges of any such collection agency, attorney or other service provider shall be paid by Borrower.

e.

Borrower shall immediately notify Lender of any dispute concerning any Account and of any bankruptcy filing, lien, garnishment or other legal action concerning any Account or Account Debtor.

f.

Lender may, but has no duty to, and Borrower hereby authorizes Lender to, execute and file, on behalf of Borrower or in Lender's name, mechanic's liens and all other notices and documents to create, perfect, preserve, foreclose and/or release any lien for work performed or materials provided to improve real property.  Except as otherwise instructed by Lender, Borrower is authorized to file any such mechanic's liens and other notices and documents in Borrower's discretion.

g.

Borrower does hereby make, constitute and appoint Lender and its designees as Borrower’s true and lawful attorney in fact, with full power of substitution, to endorse Borrower’s name upon notes, checks, acceptances, drafts, money orders, and other forms of payment of the Accounts of Borrower.  Borrower agrees to execute and deliver any documents and take such actions as may be reasonably requested by Lender.

h.

Any payments received by Borrower on Accounts shall be held in trust by Borrower for Lender.  In the event a customer makes payment to Borrower on any Account, Borrower shall immediately notify Lender of the payment and deliver the payment to Lender.  If payment is made by check or similar instrument, such instrument shall be immediately delivered to Lender in the form received without negotiation.  If any payment received by Borrower on any Account is deposited or negotiated by Borrower, or if Borrower fails to tender the payment to Lender within five (5) Banking Business Days of receipt by Borrower, Borrower shall promptly pay Lender a payment conversion fee equal to ten percent (10%) of the amount of the payment.  Lender is authorized to disburse a sufficient amount of the funds pursuant to the Promissory Notes to pay any payment conversion fees.

i.

So long as no Event of Default has occurred and until otherwise instructed by Lender, Borrower is authorized to submit invoices for Accounts and to contact Account Debtors concerning payment of Accounts so long as Borrower notifies any such Account Debtor that payment of the Account has been assigned to Lender and instructs any such Account Debtor to make all payments on all Accounts directly to the Lock Box.

3.3

Representations and Warranties Concerning Collateral

Borrower represents and warrants that:

a.

Borrower is the sole owner of the Collateral.

b.

The Inventory and Accounts are not subject to any security interest, lien, prior assignment, or other encumbrance of any nature whatsoever except Permitted Encumbrances.

c.

The Accounts are each a bona fide obligation of the obligor identified therein for the amount identified in the records of Borrower, except for normal and customary disputes which arise in the ordinary course of business and which do not affect a material portion of the Accounts.

d.

To Borrower’s knowledge, there are no defenses or setoffs to payment of the Accounts which can be asserted by way of defense or counterclaim against Borrower or Lender, except for normal and customary disputes which arise in the ordinary course of business and which do not affect a material portion of the Accounts.

e.

There is presently no default or delinquency in any payment of the Accounts, except for any default or delinquency which has been reserved against by Borrower in accordance with generally accepted accounting principles and the Accounts will be timely paid in full by the obligors, except for normal and customary disputes which arise in the ordinary course of business and which do not affect a material portion of the Accounts.

f.

Borrower has no knowledge of any fact or circumstance which would materially impair the ability of any obligor on the Accounts to timely perform its obligations thereunder, except those which arise in the ordinary course of business and which do not affect a material portion of the Accounts.

g.

Any services performed or goods sold giving rise to the Accounts have been rendered or sold in compliance with applicable laws, ordinances, rules, and regulations and in the ordinary course of Borrower’s business.

h.

There have been no extensions, modifications, or other agreements relating to payment of the Accounts, except those granted in the ordinary course of business and which do not affect a material portion of the Accounts.

3.4

Covenants Concerning Collateral

Borrower covenants that:

a.

Borrower will keep the Accounts and Inventory free and clear of any and all security interests, liens, assignments or other encumbrances, except Permitted Encumbrances.

b.

Borrower hereby authorizes Lender to file UCC Financing Statements concerning the Collateral.  Borrower will execute and deliver any documents (properly endorsed, if necessary) reasonably requested by Lender for perfection or enforcement of any security interest or lien, give good faith, diligent cooperation to Lender, and perform such other acts reasonably requested by Lender for perfection and enforcement of any security interest or lien, including, without limitation, obtaining control for purposes of perfection with respect to Collateral consisting of deposit accounts, investment property, letter-of-credit rights, and electronic chattel paper.  Lender is authorized to file, record, or otherwise utilize such documents as it deems necessary to perfect and/or enforce any security interest or lien granted hereunder, and Lender will provided Borrower copies of any such documents filed or recorded after the Effective Date.

c.

Borrower shall keep the Equipment in good repair, ordinary wear and tear and obsolescence excepted, and be responsible for any loss or damage to the Equipment.  Borrower shall pay when due all taxes, license fees and other charges on the Equipment.  Borrower shall not sell, misuse, conceal, or in any way dispose of the Equipment or permit it to be used unlawfully or for hire or contrary to the provisions of any insurance coverage. Risk of loss of the

Equipment shall be on Borrower at all times unless Lender takes possession of the Equipment.  Loss of or damage to the Equipment or any part thereof shall not release Borrower from any of the obligations secured by the Equipment.  Lender or its representatives may, at any time and from time to time, enter any premises where the Equipment is located and inspect, audit and check the Equipment; provided, however, that so long as no Event of Default has occurred, Lender will only enter any premises where the Equipment is located at reasonable times, during regular business hours, and after providing reasonable notice to Borrower.

d.

Borrower agrees to insure the Equipment, at Borrower’s expense, against loss, damage, theft, and such other risks as Lender may request to the full insurable value thereof with insurance companies and policies satisfactory to Lender.  Proceeds from such insurance shall be payable to Lender as its interest may appear, shall name Lender as an additional insured and as a loss payee, and such policies shall provide for a minimum ten days written cancellation notice to Lender.  Upon request, policies or certificates attesting to such coverage shall be delivered to Lender.  Insurance proceeds may be applied by Lender toward payment of any obligation secured by this Loan and Security Agreement, whether or not due, in such order of application as Lender may elect.  Upon Lender’s consent and so long as no Event of Default has occurred, insurance proceeds may be used by Borrower to repair and/or replace Equipment.

e.

Borrower agrees to insure the Inventory, at Borrower’s expense, against loss, damage, theft, and such other risks as Lender may request to the full insurable value thereof with insurance companies and policies satisfactory to Lender.  Proceeds from such insurance shall be payable to Lender as its interest may appear, shall name Lender as an additional insured and as a loss payee, and such policies shall provide for a minimum ten days written cancellation notice to Lender.  Upon request, policies or certificates attesting to such coverage shall be delivered to Lender.  Insurance proceeds may be applied by Lender toward payment of any obligation secured by this Loan and Security Agreement, whether or not due, in such order of application as Lender may elect.  Upon Lender’s consent and so long as no Event of Default has occurred, insurance proceeds may be used by Borrower to repair and/or replace Inventory.

f.

Borrower will at all times keep accurate and complete records of the Collateral.  Lender or its representatives may, at any time and from time to time, enter any premises where the Collateral and/or the records pertaining to the Collateral are located and inspect, inventory, audit, check, copy, and otherwise review the Collateral and the records concerning the Collateral; provided, however, that so long as no Event of Default has occurred, Lender will only enter any premise where the Collateral and/or records pertaining to the Collateral are located at reasonable times, during regular business hours, and after providing reasonable notice to Borrower.

g.

So long as no Event of Default has occurred, Borrower shall have the right to sell or otherwise dispose of the Inventory in the ordinary course of business.  No other disposition of the Inventory may be made without the prior written consent of Lender.

4.

Conditions to Loan Disbursements

4.1

Conditions to Loan Disbursements

Lender's obligation to disburse any of the Loan is expressly subject to, and shall not arise until all of the conditions set forth below have been satisfied.  All of the documents referred to below must be in a form and substance acceptable to Lender.

a.

All of the Loan Documents and all other documents contemplated to be delivered to Lender prior to funding have been fully executed and delivered to Lender.

b.

All of the documents contemplated by the Loan Documents which require filing or recording have been properly filed and recorded so that all of the liens and security interests granted to Lender in connection with the Loan will be properly created and perfected and will have a priority acceptable to Lender.

c.

All other conditions precedent provided in or contemplated by the Loan Documents or any other agreement or document have been performed.

d.

As of the date of disbursement of all or any portion of the Loan, the following shall be true and correct:  (i) all representations and warranties made by Borrower in the Loan Documents are true and correct in all material respects as of the date of such disbursement; and (ii) no Event of Default has occurred and no conditions exist and no event has occurred, which, with the passage of time or the giving of notice, or both, would constitute an Event of Default.

e.

For each requested disbursement, Lender has received such reports and information concerning outstanding Eligible Accounts and/or Eligible Inventory and payments as requested by Lender pursuant to Section 2.5 Notice and Manner of Borrowing.

All conditions precedent set forth in this Loan and Security Agreement and any of the Loan Documents are for the sole benefit of Lender and may be waived unilaterally by Lender.

4.2

No Default, Adverse Change, False or Misleading Statement

Lender's obligation to advance any funds at any time pursuant to this Loan and Security Agreement and the Promissory Notes shall, at Lender's sole discretion, terminate upon the occurrence of any Event of Default, any event which could have a Material Adverse Effect, or upon the determination by Lender that any of Borrower's representations made in any of the Loan Documents were false or materially misleading in any material respect when made.  Upon the exercise of such discretion, Lender shall be relieved of all further obligations under the Loan Documents.

5.

Representations and Warranties

5.1

Organization and Qualification

Borrower represents and warrants that it is a limited liability company duly organized and existing under the laws of the State of Delaware, and that Borrower is qualified and in good standing as a foreign corporation in the State of New Jersey.

Borrower represents and warrants that it has delivered to Lender or Lender’s counsel accurate and complete copies of Borrower’s Organizational Documents which are operative and in effect as of the Effective Date.

The complete and exact name of Borrower is Sielox, LLC.

Borrower represents and warrants that the managing member of Borrower is Sielox, Inc., and the member of Borrower is Sielox, Inc.

The organizational identification number, if any, assigned to Borrower by Borrower’s state of organization is 4027800.

Borrower’s chief executive office is located at 170 East Ninth Avenue, Runnemede, New Jersey 08078.

Borrower’s place of business is located at 170 East Ninth Avenue, Runnemede, New Jersey 08078.

During the five (5) years preceding the date of this Loan and Security Agreement, Borrower has not (i) been known by nor used any legal, fictitious or trade name; (ii) changed its name in any respect; (iii) been the surviving entity of a merger or consolidation; or (iv) has not acquired all or substantially all of the assets of any person or entity.

5.2

Authorization

Borrower represents and warrants that the execution, delivery, and performance by Borrower of the Loan Documents has been duly authorized by all necessary action on the part of Borrower and are not inconsistent with Borrower’s Organizational Documents or any resolution of the managing members or the members of Borrower, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, or other instrument to which Borrower is a party or by which it is bound, and that upon execution and delivery thereof, the Loan Documents will constitute legal, valid, and binding agreements and obligations of Borrower, enforceable in accordance with their respective terms.

5.3

Accuracy of Financial Statements

Borrower represents and warrants that all of its audited financial statements heretofore delivered to Lender have been prepared in accordance with Accounting Standards.

Borrower represents and warrants that all of its unaudited financial statements heretofore delivered to Lender fully and fairly represent Borrower's financial condition as of the date thereof and the results of Borrower's operations for the period or periods covered thereby and are consistent with other financial statements previously delivered to Lender.

Borrower represents and warrants that since the dates of the most recent audited and unaudited financial statements delivered to Lender, there has been no event which would have a Material Adverse Effect on its financial condition.

Borrower represents and warrants that all of its pro forma financial statements heretofore delivered to Lender have been prepared consistently with Borrower's actual financial statements and fully and fairly represent Borrower's anticipated financial condition and the anticipated results of Borrower's operation for the period or periods covered thereby.

5.4

Full and Accurate Disclosure

Borrower represents and warrants that this Loan and Security Agreement, the financial statements referred to herein, any loan application submitted to Lender, and all other statements furnished by Borrower to Lender in connection herewith contain no untrue statement of a material fact and omit no material fact necessary to make the statements contained therein or herein not misleading.  Borrower represents and warrants that it has not failed to disclose in writing to Lender any fact that would have a Material Adverse Effect.

5.5

Compliance with All Other Applicable Law

Borrower represents and warrants that it has complied with all applicable statutes, rules, regulations, orders, and restrictions of any domestic or foreign government, or any instrumentality or agency thereof having jurisdiction over the conduct of Borrower's business or the ownership of its properties, which may have a Material Adverse Effect.

5.6

Operation of Business

Borrower represents and warrants that Borrower possesses all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and Borrower is not in violation of any valid rights of others with respect to any of the foregoing.

5.7

Payment of Taxes

Borrower represents and warrants that Borrower has filed all tax returns (federal, state, and local) required to be filed and has paid all taxes, assessments, and governmental charges and levies, including interest and penalties, on Borrower's assets, business and income, except such as are being contested in good faith by proper proceedings and as to which adequate reserves are maintained.

6.

Borrower's Covenants

Borrower makes the following agreements and covenants, which shall continue so long as this Loan and Security Agreement is in effect and so long as Borrower is indebted to Lender for obligations arising out of, identified in, or contemplated by this Loan and Security Agreement.

6.1

Continued Compliance with Applicable Law

Borrower shall conduct its business in a lawful manner and in material compliance with all applicable federal, state, and local laws, ordinances, rules, regulations, and orders; shall maintain in good standing all licenses and organizational or other qualifications reasonably necessary to its business and existence; and shall not engage in any business not authorized by and not in accordance with its Organizational Documents and other governing documents.

6.2

Payment of Taxes and Obligations

Borrower shall pay when due all taxes, assessments, and governmental charges and levies on Borrower's assets, business, and income, and all material obligations of Borrower of whatever nature, except such as are being contested in good faith by proper proceedings and as to which adequate reserves are maintained.

6.3

Financial Statements and Reports

Borrower shall provide Lender with such financial statements and reports as Lender may reasonably request.  Audited financial statements and reports shall be prepared in accordance with Accounting Standards.  Unaudited financial statements and reports shall fully and fairly represent Borrower's financial condition as of the date thereof and the results of Borrower's operations for the period or periods covered thereby and shall be consistent with other financial statements previously delivered to Lender.

6.4

Inventory and Accounts Receivable

Borrower shall promptly notify Lender in writing upon any Eligible Account or Eligible Inventory ceasing to be or being determined to have been incorrectly identified as an Eligible Account or Eligible Inventory.

Borrower shall provide Lender with such reports and records concerning inventory accounts receivable and accounts payable as Lender may reasonably request.  Unless requested otherwise by Lender, Borrower shall provide the following reports and records to Lender:

a.

A detailed monthly accounts receivable aging report within ten (10) days of the end of each month, in a form acceptable to Lender.

b.

A monthly accounts payable aging report within ten (10) days of the end of each month, in a form acceptable to Lender.

c.

A monthly perpetual inventory report within ten (10) days of the end of each month, in a form acceptable to Lender.  The monthly report shall include an aging of inventory and sort by location.

d.

A monthly open order report (or backlog or production report) within ten (10) days of the end of each month, in a form acceptable to Lender.

Borrower hereby authorizes Lender to verify Borrower’s accounts through written or verbal verification methods at the discretion of Lender.

6.5

Operation of Business

Borrower shall maintain all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, necessary or advisable to conduct its business and Borrower shall not  violate any valid rights of others with respect to any of the foregoing.  Borrower shall continue to engage in a business of the same general type as now conducted.

6.6

Limitation of Corporate Payments

Borrower shall not make any payments or other expenditures to Sielox, Inc., or any other parent, subsidiary, sister company, or other company related to or an affiliate of Borrower for any general corporate or other overhead expenses.  Notwithstanding the foregoing, Borrower is authorized to pay (i) Costar Video Systems, LLC, a Delaware limited liability company (“Costar”), a one-time payment in the maximum principal amount of seven hundred fifty thousand dollars ($750,000) to be paid only in connection with the initial advance made under the Promissory Notes, and (ii) accounts payable owing to Costar by Borrower that arise from arm’s length transactions occurring in Borrower’s ordinary course of business.

6.7

Insurance

Borrower shall maintain general liability and product liability insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated.  Proceeds from such insurance shall be payable to Lender as its interest may appear, shall name Lender as an additional insured and as a loss payee, and such policies shall provide for a minimum ten days written cancellation notice to Lender.  Upon request, policies or certificates attesting to such coverage shall be delivered to Lender.  Insurance proceeds may be applied by Lender toward payment of any obligation secured by this Loan and Security Agreement, whether or not due, in such order of application as Lender may elect.

6.8

Change of Control

No Change of Control of Borrower shall occur without Lender’s prior written consent.

“Change of Control” means (1) in the case of a corporation, any sale, assignment, or other transfer of more than ten percent (10%) of the stock of such corporation, the persons who are the directors of such corporation as of the Effective Date fail to constitute a majority of the Board of Directors of such corporation, or the president of any other executive officer of such corporation resigns, is terminated, or otherwise ceases to function in such position; (2) in the case of a partnership, any sale, assignment, or other transfer of more than ten percent (10%) of the partnership interests of such partnership, any of the persons or entities who are a partner of such partnership as of the Effective Date ceases to be a partner of such partnership, the occurrence of any Change of Control in any partner in such partnership, or any general manager or person holding a similar position in such partnership resigns, is terminated, or otherwise ceases to function in such position, (3) in case of a limited partnership,

(a) as to all general partners, any general partner resigns, is terminated, or otherwise ceases to function in such position or the occurrence of any Change of Control in any such general partner, (b) as to all limited partners, any sale, assignment, or other transfer of more than ten percent (10%) of the limited partnership interest in such limited partnership, any of the persons or entities who are limited partners of such limited partnership as of the Effective Date ceases to be a limited partner in such limited partnership, or the occurrence of any Change of Control in any such limited partner; (4) in the case of a limited liability company, any sale, assignment, or other transfer of more than ten percent (10%) of the ownership interests of such limited liability company, any of the persons or entities who are members of such limited liability company as of the Effective Date ceases to be a member of such limited liability company, or any managing member or manager of such limited liability company resigns, is terminated or otherwise ceases to function in such position.

7.

Default

7.1

Events of Default

Time is of the essence of this Loan and Security Agreement.  The occurrence of any of the following events shall constitute a default under this Loan and Security Agreement and under the Loan Documents and shall be termed an “Event of Default”:

a.

Borrower fails in the payment or performance of any obligation, covenant, agreement, or liability created by any of the Loan Documents.

b.

Any representation, warranty, or financial statement made by or on behalf of Borrower in any of the Loan Documents, or any document contemplated by the Loan Documents, is materially false or materially misleading.

c.

Default occurs or Borrower fails to comply with any term in any of the Loan Documents.

d.

Any indebtedness of Borrower under any note, indenture, contract, agreement, or undertaking is accelerated or otherwise becomes past due and is not paid with thirty (30) days from the date of acceleration or the date it becomes past due.

e.

Default or an event which, with the passage of time or the giving of notice or both, would constitute a default, by Borrower, occurs on any note, indenture, contract, agreement, or undertaking.

f.

Borrower is dissolved or substantially ceases business operations.

g.

A receiver, trustee, or custodian is appointed for any part of Borrower's property, or any part of Borrower's property is assigned for the benefit of creditors.

h.

Any proceeding is commenced or petition filed under any bankruptcy or insolvency law by or against Borrower.

i.

Any judgment or regulatory fine is entered against Borrower which may materially affect Borrower and is not paid within thirty (30) from the date entered.

j.

Borrower becomes insolvent.

k.

Any change occurs in Borrower's condition or any event occurs which may have a Material Adverse Effect.

l.

Any default or event which, with the giving of notice or the passage of time or both, would constitute a default under any indebtedness owing by Sielox, Inc., including, any indebtedness of or obligations owing by Sielox, Inc., as a guarantor.

7.2

No Waiver of Event of Default

No course of dealing or delay or failure to assert any Event of Default shall constitute a waiver of that Event of Default or of any prior or subsequent Event of Default.

8.

Remedies

8.1

Remedies upon Event of Default

Upon the occurrence of an Event of Default, and at any time thereafter, all or any portion of the obligations due or to become due from Borrower to Lender, whether arising under this Loan and Security Agreement, the Promissory Notes, the Security Documents or otherwise, at the option of Lender and without notice to Borrower of the exercise of such option, shall accelerate and become at once due and payable in full, and Lender shall have the following rights and remedies, in addition to all other rights and remedies existing at law, in equity, or by statute or provided in the Loan Documents:

a.

Lender shall have the right, immediately and without prior notice or demand, to set off against Borrower's obligations to Lender, whether or not due, all money and other amounts owed by Lender in any capacity to Borrower.

b.

If at any time Lender so requests, all proceeds from the sale or other disposition of the Inventory, and all collections and other proceeds from the Accounts and Financial Obligations Collateral, if any, shall be deposited into an account designated by Lender (the “Cash Collateral Account”), which account shall be under the sole and exclusive control of Lender.  Such proceeds and collections shall not be commingled with any other funds and shall be promptly and directly deposited into such account in the form in which received by Borrower.  Such proceeds and collections shall not be deposited in any other account and said Cash Collateral Account shall contain no funds other than such proceeds and collections.  All or any portion of the funds on deposit in said Cash Collateral Account may, in the sole discretion of Lender, be applied from time to time as Lender elects to payment of obligations secured by the Loan and Security Agreement or Lender may elect to turn over to Borrower, from time to time, all or any portion of such funds.

c.

Upon an Event of Default, Lender may terminate the authority of Borrower to collect Accounts and Financial Obligations Collateral at any time whereupon Lender is authorized, without further act, to notify any and all obligors to make payment thereon directly to Lender, and to take possession of all proceeds from the Accounts and Financial Obligations Collateral, and to take any action which Borrower might or could take to collect the Accounts and Financial Obligations Collateral, including the right to make any compromise, discharge, or extension.  Upon request of Lender after an Event of Default, Borrower agrees to execute and deliver to Lender a notice to the obligors instructing said obligors to pay Lender.  Borrower further agrees to execute and deliver to Lender, after an Event of Default, all other notices and similar documents requested by Lender to facilitate collection of the Accounts and Financial Obligations Collateral.  All costs of collection of the Accounts and Financial Obligations Collateral, if any, including attorneys fees and legal expenses, shall be borne solely by Borrower, whether such costs are incurred by or for Borrower or Lender.  Borrower agrees to deliver to Lender, if so requested, all books, records, and documents in Borrower’s possession or under its control as may relate to the Accounts and Financial Obligations Collateral or as may be helpful to facilitate such collection.  Lender shall have no obligation to cause an attorneys demand letter to be sent, to file any lawsuit, or to take any other legal action in collection of the Accounts and Financial Obligations Collateral.  It is agreed that collection of the Accounts and Financial Obligations Collateral in a commercially reasonable manner does not require that any such legal action be taken.

d.

Borrower does hereby make, constitute, and appoint Lender and its designees as Borrower’s true and lawful attorney in fact, with full power of substitution, such power to be exercised only upon an Event of Default and in the following manner:  (1) Lender may receive and open all mail addressed to Borrower and remove therefrom any payments of the Accounts and Financial Obligations Collateral, if any; (2) Lender may cause mail relating to the Accounts and Financial Obligations Collateral to be delivered to a designated address of Lender where Lender may open all such mail and remove therefrom any payments of the Accounts and Financial Obligations Collateral; (3) Lender may endorse Borrower’s name upon notes, checks, acceptances, drafts, money orders, or other forms of payment of the Financial Obligations Collateral; (4) Lender may settle or adjust disputes or claims in respect to the Accounts and Financial Obligations Collateral for amounts and upon such terms as Lender, in its sole discretion and in good faith, deems to be advisable, in such case crediting Borrower with only the proceeds received and collected by Lender after deduction of Lender’s costs, including reasonable attorneys fees and legal expenses; and (5) Lender may do any and all other things necessary or proper to carry out the intent of this Loan and Security Agreement and to perfect and protect the liens and rights of Lender created under this Loan and Security Agreement.

e.

Lender shall have all the rights and remedies available under the Uniform Commercial Code.

f.

Lender shall have the right to enter upon any premises where the Collateral or records relating thereto may be and take possession of the Collateral and such records.

g.

Upon request of Lender, Borrower shall, at the expense of Borrower, assemble the Collateral and records relating thereto at a place designated by Lender and tender the Collateral and such records to Lender.

h.

Lender may obtain the appointment of a receiver of the business, property and assets of Borrower and Borrower hereby consents to the appointment of Lender or such person as Lender may designate as such receiver.

i.

Lender may sell, lease or otherwise dispose of any or all of the Collateral and, after deducting the Liquidation Costs, apply the remainder to pay, or to hold as a reserve against, the obligations secured by this Loan and Security Agreement.

Borrower shall be liable for all deficiencies owing on any obligations secured by this Loan and Security Agreement after liquidation of the Collateral.  Lender shall not have any obligation to clean-up or otherwise prepare any Collateral for sale, lease, or other disposition.

8.2

Rights and Remedies Cumulative

The rights and remedies herein conferred are cumulative and not exclusive of any other rights and remedies and shall be in addition to every other right, power and remedy herein specifically granted or hereafter existing at law, in equity, or by statute which Lender might otherwise have, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Lender may deem expedient.  No delay or omission in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver thereof or of any default or to be an acquiescence therein.

8.3

No Waiver of Rights

No delay or omission in the exercise or pursuance by Lender of any right, power, or remedy shall impair any such right, power, or remedy or shall be construed to be a waiver thereof.

9.

General Provisions

9.1

Governing Agreement

In the event of conflict or inconsistency between this Loan and Security Agreement and the other Loan Documents, excluding the Promissory Notes, the terms, provisions and intent of this Loan and Security Agreement shall govern.

9.2

Borrower's Obligations Cumulative

Every obligation, covenant, condition, provision, warranty, agreement, liability, and undertaking of Borrower contained in the Loan Documents shall be deemed cumulative and not in derogation or substitution of any of the other obligations, covenants, conditions, provisions, warranties, agreements, liabilities, or undertakings of Borrower contained herein or therein.

9.3

Payment of Expenses and Attorney's Fees

Borrower shall pay all reasonable expenses of Lender relating to the negotiation, drafting of documents, documentation of the Loan, and administration and supervision of the Loan, including, without limitation, appraisal fees, environmental inspection fees, field examination expenses, title insurance, recording fees, filing fees, and reasonable attorneys fees and legal expenses, whether incurred in making the Loan, in future amendments or modifications to the Loan Documents, or in ongoing administration and supervision of the Loan.

Upon occurrence of an Event of Default, Borrower agrees to pay all costs and expenses, including reasonable attorney fees and legal expenses, incurred by Lender in enforcing, or exercising any remedies under, the Loan Documents, and any other rights and remedies.  Additionally, Borrower agrees to pay all Liquidation Costs.  Any and all such costs, expenses, and Liquidation Costs shall be payable by Borrower upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment, at the Default Rate.

Borrower agrees to pay all expenses, including reasonable attorney fees and legal expenses, incurred by Lender in any bankruptcy proceedings of any type involving Borrower, the Loan Documents, or the Collateral, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral or relating to any plan of reorganization.

9.4

Right to Perform for Borrower

Lender may, in its sole discretion and without any duty to do so, elect to discharge taxes, tax liens, security interests, or any other encumbrance upon the Collateral or any other property or asset of Borrower, to pay any filing, recording, or other charges payable by Borrower, or to perform any other obligation of Borrower under this Loan and Security Agreement or under the Security Documents.

9.5

Assignability

Borrower may not assign or transfer any of the Loan Documents and any such purported assignment or transfer is void.

Lender may assign or transfer any of the Loan Documents.  Funding of this Loan may be provided by an affiliate of Lender.

9.6

Third Party Beneficiaries

The Loan Documents are made for the sole and exclusive benefit of Borrower and Lender and are not intended to benefit any other third party.  No third party may claim any right or benefit or seek to enforce any term or provision of the Loan Documents.

9.7

Governing Law

The Loan Documents shall be governed by and construed in accordance with the laws of the State of Utah, except to the extent that any such document expressly provides otherwise.

9.8

Severability of Invalid Provisions

Any provision of this Loan and Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.9

Interpretation of Loan and Security Agreement

The article and section headings in this Loan and Security Agreement are inserted for convenience only and shall not be considered part of the Loan and Security Agreement nor be used in its interpretation.

All references in this Loan and Security Agreement to the singular shall be deemed to include the plural when the context so requires, and vice versa.  References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

9.10

Survival and Binding Effect of Representations, Warranties, and Covenants

All agreements, representations, warranties, and covenants made herein by Borrower shall survive the execution and delivery of this Loan and Security Agreement and shall continue in effect so long as any obligation to Lender contemplated by this Loan and Security Agreement is outstanding and unpaid, notwithstanding any termination of this Loan and Security Agreement.  All agreements, representations, warranties, and covenants made herein by Borrower shall survive any bankruptcy proceedings involving Borrower.  All agreements, representations, warranties, and covenants in this Loan and Security Agreement shall bind the party making the same, its successors and, in Lender's case, assigns, and all rights and remedies in this Loan and Security Agreement shall inure to the benefit of and be enforceable by each party for whom made, their respective successors and, in Lender's case, assigns.

9.11

Indemnification

Borrower shall indemnify Lender for any and all claims and liabilities, and for damages which may be awarded or incurred by Lender, and for all reasonable attorney fees, legal expenses, and other out-of-pocket expenses incurred in defending such claims, arising from or related in any manner to the negotiation, execution, or performance by Lender of any of the Loan Documents, but excluding any such claims based upon breach or default by Lender or gross negligence or willful misconduct of Lender.

Lender shall have the sole and complete control of the defense of any such claims.  Lender is hereby authorized to settle or otherwise compromise any such claims as Lender in good faith determines shall be in its best interests.

9.12

Interest on Expenses and Indemnification, Collateral, Order of Application

All expenses, out-of-pocket costs, attorneys fees and legal expenses, amounts advanced in performance of obligations of Borrower, and indemnification amounts owing by Borrower to Lender under or pursuant to this Loan and Security Agreement, the Promissory Notes, and/or any Security Documents shall be due and payable upon demand.  If not paid upon demand, all such obligations shall bear interest at the Default Rate from the date of disbursement until paid to Lender, both before and after judgment.  Lender is authorized to disburse funds under the Promissory Notes for payment of all such obligations.

Payment of all such obligations shall be secured by the Collateral and by the Security Documents.

All payments and recoveries shall be applied to payment of the foregoing obligations, the Promissory Notes, and all other amounts owing to Lender by Borrower in such order and priority as determined by Lender.  Unless provided otherwise in the Promissory Notes, payments on the Promissory Notes shall be applied first to accrued interest and the remainder, if any, to principal.

9.13

Limitation of Consequential Damages

Lender and its officers, directors, employees, representatives, agents, and attorneys, shall not be liable to Borrower for consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with the negotiation, documentation, administration or collection of the Loan.

9.14

Revival Clause

If the incurring of any debt by Borrower or the payment of any money or transfer of property to Lender by or on behalf of Borrower should for any reason subsequently be determined to be "voidable" or "avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Lender is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Lender's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of Borrower shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

9.15

Consent to Utah Jurisdiction, Exclusive Jurisdiction of Utah Courts, and Jury Waiver

Borrower acknowledges that by execution and delivery of the Loan Documents, Borrower has transacted business in the State of Utah and Borrower voluntarily submits to, consents to, and waives any defense to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from the Loan Documents and/or the transactions contemplated thereby.  EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES, ARISING UNDER OR RELATING TO THE LOAN DOCUMENTS AND/OR THE TRANSACTIONS CONTEMPLATED THEREBY. NO LAWSUIT, PROCEEDING, OR ANY OTHER ACTION RELATING TO OR ARISING UNDER THE LOAN DOCUMENTS AND/OR THE TRANSACTIONS CONTEMPLATED THEREBY MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER.

BORROWER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THE LOAN DOCUMENTS.

9.16

Notices

All notices or demands by any party to this Loan and Security Agreement shall, except as otherwise provided herein, be in writing and may be sent by overnight courier or certified mail, return receipt requested.  Notices so mailed shall be deemed received when deposited in a United States post office box, postage prepaid, properly addressed to Borrower or Lender at the mailing addresses stated herein or to such other addresses as Borrower or Lender may from time to time specify in writing.  Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

Mailing addresses:

Lender:

Summit Financial Resources, L.P.

2455 E. Parleys Way, Suite 200

Salt Lake City, Utah  84109

Attention:  Chief Credit Officer

Borrower:

Sielox, LLC

170 East Ninth Avenue

Runnemede, New Jersey 08078

Attention:  Jim Pritchett and Mel Brunt

9.17

Duplicate Originals; Counterpart Execution

Two or more duplicate originals of the Loan Documents may be signed by the parties, each duplicate of which shall be an original but all of which together shall constitute one and the same instrument.  Any Loan Documents may be executed in several counterparts, without the requirement that all parties sign each counterpart.  Each of such counterparts shall be an original, but all counterparts together shall constitute one and the same instrument.

9.18

Disclosure of Financial and Other Information

Borrower hereby consents to Lender disclosing to any other lender who may participate in the Loan any and all information, knowledge, reports, and records, including, without limitation, financial statements, relating in any manner whatsoever to the Loan and Borrower.

9.19

Integrated Agreement and Subsequent Amendment

The Loan Documents constitute the entire agreement between Lender and Borrower and may not be altered or amended except by written agreement signed by Lender and Borrower.

All prior and contemporaneous agreements, arrangements  and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.

Effective Date: August 17, 2009.

Lender:

Summit Financial Resources, L.P.

By:/s/ Mark J. Picillo

Name: Mark J. Picillo

Title: Senior Vice President

Borrower:

Sielox, LLC

By: /s/ James Pritchett

Name: James Pritchett

Title: Chairman

By: /s/ Melvyn Brunt

Name: Melvyn Brunt

Title: Secretary

i

TABLE OF CONTENTS

(continued)

EXHIBITS

Exhibit A – Accounts Receivable Note

Exhibit B – Inventory Note

ii

EXHIBIT A

ACCOUNTS RECEIVABLE NOTE

i

EXHIBIT B

INVENTORY NOTE

ii